                                                                    EXHIBIT 10.7


                              FIRST AMENDMENT TO
                  TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT ("Amendment") is made as of June 30, 1999 (the "Amendment Date"), by and between Sun Microsystems, Inc. ("Sun") and OpenTV, Inc. ("Licensee").

                                   RECITALS

WHEREAS, Sun and Licensee are parties to a certain Technology License and Distribution Agreement dated March 20, 1998 which provides, among other things, certain development, use and distribution license rights to Licensee with respect to specified portions of Sun's Java(TM) technology (the "Agreement"); and

WHEREAS, in consideration of the respective promises contained herein, the parties wish to amend the Agreement in the manner set forth below;

NOW THEREFORE, in consideration of the foregoing and the parties' respective obligations under the Agreement, Sun and Licensee hereby amend the Agreement as follows:

1. Definitions. Section 1 of the Agreement is amended to add the following sections and renumber the remaining sections accordingly:

        1.11 "Java-Enabled Television Software Stacks" means a class of products, available from Licensee and other Sun licensees, which includes Sun's Personal Java(TM) technology (or alternative Java platform technology as subsequently agreed to by the parties, hereinafter the "Appropriate Java Platform") together with compliant implementations of the Java technology specificiation for television devices that corresponds to the Appropriate Java Platform ("Corresponding TV API"), an operating system, a user interface and other technology, integrated for use in specific Television Devices.

        1.16 "Optimized-Product" means a Java-Enabled Television Software Stack that has been developed by Licensee and optimized for a Television Device.

        1.29 "Television Devices" means set top box devices, with or without a display, whose principal purpose is to display a broadcast television picture (in any format, including, but not limited to, NTSC, PAL, and HDTV formats).

2. Java Technology for TV. Section 1 of Exhibit C-2 of the Agreement is amended to add, when and if it becomes available, Sun's reference implementation of the Corresponding TV API. ** ********** *** *** ******* * ** ******* *** ** ***
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* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

June 30, 1999                  Final                    Sun Confidential

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********************************************************************************

3. Additional Agreement of Parties. Section 5.0 of the Agreement is amended to add the following sections:


      3.1  Coordination.*** ******** ***** ** * ********** *************
           ------------
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      3.2  Personal Java Technology for TV
           -------------------------------
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* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

June 30, 1999                   Final                           Sun Confidential

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3.3 Jini Connection Technology, **** *** ********* ************** ** **** ** **
    --------------------------
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* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

June 30, 1999                        Final                      Sun Confidential

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     3.4  Standards and Content Development ********* ********* *** *********
          ---------------------------------
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      3.5 Marketing. Licensee will use commercially reasonable efforts to
          ---------
include in its appropriate press releases and marketing collateral, as well as in oral communications with customers and the public, statements declaring Licensee's preferential support for Appropriate Java Platform and the Corresponding TV API, provided that the content, timing and form of such communications shall be at Licensees discretion. Sun will use commercially reasonable efforts to issue a press release* *** ********** ******* ** ************** ***** ** ** **** ***********provided that the content, form and timing shall be at Sun's discretion and provided further that Sun shall consider, in good faith, suggestions regarding additions, deletions and/or changes made by Licensee. Sun will use commercially reasonable efforts to include in its appropriate subsequent press releases and marketing collateral, as well as in oral communications with customers and the public, statements declaring Sun's support for Licensee as a preferred channel partner within the Television Devices market, provided that the content, timing and form of such communications shall be at Sun's discretion.

      4.  ******* Royalty. ** *** ** ****** ****** ** ********* ************ ***
                  -------
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* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

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5. Annual Support and Upgrade Fees **** *** ********* ************** ** **** **
   -------------------------------
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6. Effect on Agreement. Except as otherwise specifically provided in this
   -------------------
Amendment, defined terms shall have the same meaning as defined in the Agreement. Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

SUN MICROSYSTEMS, INC.              OPENTV, INC.
                                    Subject to ratification by OpenTV, Inc.,
By: /s/ Jay Puri                    Board of Directors
   ---------------------
                                    By: /s/ Randall S. Livingston
Name: Jay Puri                         ------------------------------

Title: VP WW Sales                  Name: Randall S. Livingston

6/30/99                             Title: Chief Financial Officer


June 30, 1999                        Final                      Sun Confidential

* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

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 * Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.



June 30, 1999                        Final                      Sun Confidential